Exhibit 11 under Form N-1A
                                           Exhibit 23 under Item 601/Reg. S-K


                             ARTHUR ANDERSEN LLP










                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 39 to Form N-1A Registration Statement of Federated Municipal Trust of our report dated December 15, 1995, on financial statements of Federated Municipal Trust as of October 31, 1995, included in or made a part of this registration statement.



                                   /s/Arthur Anderson LLP

                                   ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania